SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549




FORM 8-K


CURRENT REPORT



Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934



Date of Report:  November 9, 1995




U S WEST Communications, Inc.


A Colorado    Commission File    IRS Employer Identification
Corporation   Number 1-3040          No. 84-0273800


7800 East Orchard Road, Englewood, Colorado 80111


Telephone Number (303) 793-6500



Item 7.  Exhibits

     4 Form of Debenture concerning the 7.20% Debentures due November 10, 2026 issued by U S WEST Communications,
Inc.





SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             U S WEST Communications, Inc.

                             /s/ STEPHEN E. BRILZ
                             By:___________________________
                                 Stephen E. Brilz
                                 Senior Attorney and
                                 Assistant Secretary

Dated:  November 9, 1995












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